NATIONAL FUEL GAS COMPANY
                           1997 AWARD AND OPTION PLAN

1.  Purpose

         The purpose of the Plan is to advance the interests of the Company and its stockholders, by providing a long-term incentive compensation program that will be an incentive to the Core Employees of the Company and its Subsidiaries whose contributions are important to the continued success of the Company and its Subsidiaries, and by enhancing their ability to attract and retain in their employ highly qualified persons for the successful conduct of their businesses.

2.  Definitions

         2.1 "Acceleration Date" means (i) in the event of a Change in Ownership, the date on which such change occurs, or (ii) with respect to a Participant who is eligible for treatment under paragraph 25 hereof on account of the termination of his employment following a Change in Control, the date on which such termination occurs.

         2.2 "Award" means any form of stock option, stock appreciation right, Restricted Stock, performance unit, performance share or other incentive award granted by the Committee to a Participant under the Plan pursuant to such terms and conditions as the Committee may establish. An Award may be granted singly, in combination or in the alternative.

         2.3 "Award Notice" means a written notice from the Company to a Participant that sets forth the terms and conditions of an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

         2.4  "Board" means the Board of Directors of the Company.

         2.5 "Cause" means (i) the willful and continued failure by a Core Employee to substantially perform his duties with his employer after written warnings specifically identifying the lack of substantial performance are delivered to him by his employer, or (ii) the willful engaging by a Core Employee in illegal conduct which is materially and demonstrably injurious to the Company or a Subsidiary.

         2.6 "Change in Control" shall be deemed to have occurred at such time as (i) any "person" within the meaning of Section 14(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan or plans sponsored by the Company or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of directors, or (ii) approval by the stockholders of the Company of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the common stockholders of the Company immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) any consolidation or merger in which the Company is the continuing or surviving corporation but in which the common stockholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation (except where such holders of Common Stock hold at least a majority of the common stock of the corporation which owns all of the Common Stock of the Company), or (c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or
(iii) individuals who constitute the Board on January 1, 1997 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to January 1, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters ( 3/4) of the directors comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

         2.7 "Change in Control Price" means, in respect of a Change in Control, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety
(90) day period ending on the date the Change in Control occurs, and in respect of a Change in Ownership, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety (90) day period ending on the date the Change in Ownership occurs.

         2.8 "Change in Ownership" means a change which results directly or indirectly in the Company's Common Stock ceasing to be actively traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

         2.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.10 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan. The Committee shall consist of not less than two (2) members of the Board, each of whom shall be a Disinterested Board Member. A "Disinterested Board Member" means a member who (a) is not a current employee of the Company or a Subsidiary, (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of Regulation S-K under the Securities Act of 1933, as amended. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

         2.11  "Common Stock" means the common stock of the Company.

         2.12  "Company" means National Fuel Gas Company.

         2.13 "Core Employee" means an officer or other core management employee of the company or a Subsidiary as determined by the Committee. Every Key Management Employee is also a Core Employee.

         2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.15 "Fair Market Value" of a share of Common Stock on any date means the average of the high and low sales prices of a share of Common Stock as reflected in the report of consolidated trading of New York Stock Exchange-listed securities for that date (or, if no such shares were publicly traded on that date, the next preceding date that such shares were so traded) published in The Wall Street Journal or in any other publication selected by the Committee; provided, however, that if shares of Common Stock shall not have been publicly traded for more than ten (10) days immediately preceding such date, then the Fair Market Value of a share of Common Stock shall be determined by the Committee in such manner as it may deem appropriate.

         2.16 "Good Reason" means a good faith determination made by a Participant that there has been any (i) material change by the Company of the Participant's functions, duties or responsibilities which change could cause the Participant's position with the Company to become of less dignity, responsibility, importance, prestige or scope, including, without limitation, the assignment to the Participant of duties and responsibilities inconsistent with his positions, (ii) assignment or reassignment by the Company of the Participant without the Participant's consent, to another place of employment more than 30 miles from the Participant's current place of employment, or (iii) reduction in the Participant's total compensation or benefits or any component thereof, provided in each case that the Participant shall specify the event relied upon for such determination by written notice to the Board at any time within six months after the occurrence of such event.

         2.17 "Key Management Employee" means a management employee of the Company or a Subsidiary (i) who has significant policymaking responsibilities, and (ii) whose current base salary at the time an Award is issued is among the highest two percent (2%) of the current base salaries of all the employees of the Company or any Subsidiary, all as determined by the Committee.

         2.18 "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

         2.19 "Plan" means the National Fuel Gas Company 1997 Award and Option Plan.

         2.20 "Restricted Stock" means an Award granted pursuant to paragraph 10 hereof.

         2.21 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of eighty percent (80%) or more.

         2.22 "Unit" means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

3.  Administration

         The Plan shall be administered by the Committee. The Committee shall have the authority to: (a) interpret the Plan; (b) establish such rules and regulations as it deems necessary for the proper administration of the Plan; (c) select Key Management Employees and Core Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Restricted Stock, performance unit, performance share, or other incentive award established by the Committee in accordance with (h) below, the number of shares or Units subject to the Award, all the terms and conditions of an Award, including the time and conditions of exercise or vesting; (e) determine whether Awards would be granted singly, in combination or in the alternative; (f) grant waivers of Plan terms and conditions, provided that any such waiver granted to an executive officer of the Company shall not be inconsistent with Section 16 of the Exchange Act and the rules promulgated thereunder; (g) accelerate the vesting, exercise or payment of any Award or the performance period of an Award when any such action would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.2 hereof, which the Committee determines are consistent with the Plan's purposes; and (i) take any and all other action it deems advisable for the proper administration of the Plan. The Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation or stock option plan of the Company or a Subsidiary. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer or to other senior officers of the Company to the extent permitted by Section 16 of the Exchange Act and notwithstanding any other provision of this Plan or an Award Notice, under such conditions as the Committee may establish; provided, however, that only the Committee may select and grant Awards and render other decisions as to the timing, pricing and amount of Awards to Participants who are subject to Section 16 of the Exchange Act.

4.  Eligibility

         Any Core Employee is eligible to become a Participant of the Plan who receives Stock Options only. A Key Management Employee is also eligible to become a Participant of the Plan who receives other awards under the Plan.

5.  Shares Available

         (a) The maximum number of shares of Common Stock, $1.00 par value, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 3,800,000; subject to adjustment as provided in paragraph 18. Awards covering no more than 300,000 shares of Common Stock of the Company may be granted to any Participant in any fiscal year subject to adjustment as provided in paragraph 18. Of the 1,900,000 shares which were made available by the Plan amendment approved at the 2000 Annual Meeting of Stockholders, 1,200,000 of such shares will be available only for awards of stock options.

         (b) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall be available again for grant under the Plan, provided, however, that if dividends or dividend equivalents pursuant to paragraph 14, or other benefits of share ownership (not including the right to vote the shares) have been received by the Participant in respect of an Award prior to such termination, settlement or exchange, the shares which were the subject of the Award shall not again be available for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which an Alternative SAR has been exercised and paid in cash shall again be available for grant under the Plan. Shares to which independent or combination SARs relate shall not count against the 3,800,000 share limit set forth in this paragraph 5.

         (c) The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

6.  Term

         The Plan shall become effective as of December 13, 1996 subject to its approval by the Company's stockholders at the 1997 Annual Meeting of
Stockholders and subject to the approval of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. No Awards shall be exercisable or payable before these approvals of the Plan have been obtained and all Awards made prior to approval of the Plan by the Company's stockholders and approval of the Plan by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, are contingent upon such approval. Awards shall not be granted pursuant to the Plan after December 12, 2006.

7.  Participation

         The Committee shall select Participants, determine the type of Awards to be made, and establish in the related Award Notices the applicable terms and conditions of the Awards in addition to those set forth in this Plan and the administrative rules issued by the Committee.

8.  Stock Options

         (a) Grants. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

         (b) Terms and Conditions of Options. Unless the Award Notice provides otherwise, an option shall be exercisable in whole or in part. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the date of the stock option's grant. The Committee shall not have the authority to decrease such price after the date of the stock option's grant, except for adjustments appropriate to reflect a Common Stock dividend, stock split, reverse stock-split or other combination pursuant to Section 18(a). An Award Notice evidencing a stock option may, in the discretion of the Committee, provide that a Participant who pays the option price of a stock option by an exchange of shares of Common Stock previously owned by the Participant shall automatically be issued a new stock option to purchase additional shares of Common Stock equal to the number of shares of Common Stock so exchanged. Such new stock option shall have an option price equal to the Fair Market Value of the Common Stock on the date such new stock option is issued and shall be subject to such other terms and conditions as the Committee deems appropriate. Unless the Award Notice provides otherwise, each incentive stock option shall first become exercisable on the first anniversary of its date of grant, and each non-qualified stock option shall first become exercisable on the first anniversary of its date of grant, or, if earlier (i) on the date of the Participant's death occurring after the date of grant, (ii) six months after the date of grant, if the Participant has voluntarily resigned on or after his 60th birthday, after the date of grant, and before such six months, or (iii) on the date of the Participant's voluntary resignation on or after his 60th birthday and at least six months after the date of grant. Unless the Award Notice provides otherwise, each non-qualified stock option shall expire on the day after the tenth anniversary of its date of grant, and incentive stock options and non-qualified stock options granted in combination may be exercised separately.

         (c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms and conditions established by the Committee, comply with Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) shall not exceed $100,000 (or such other limit as may be required by the Code). Unless the Award Notice provides a shorter period, each incentive stock option shall expire on the tenth anniversary of its date of grant. The number of shares of Common Stock that shall be available for incentive stock options granted under the Plan is 3,800,000.

         (d) Exercise of Option. Upon exercise, the option price of a stock option may be paid in cash, shares of Common Stock, shares of Restricted Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. The Committee, in its sole discretion, may establish procedures whereby a Participant to the extent permitted by and subject to the requirements of Rule 16b-3 under the Exchange Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion and from time to time, such administrative procedures and policies as it deems appropriate. Such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

9.  Stock Appreciation Rights

         (a) Grants and Valuation. Awards may be granted in the form of stock appreciation rights ("SARs"). SARs may be granted singly ("Independent SARs"), in combination with all or a portion of a related stock option under the Plan ("Combination SARs"), or in the alternative ("Alternative SARs"). Combination or Alternative SARs may be granted either at the time of the grant of related stock options or at any time thereafter during the term of the stock options. Combination SARs shall be subject to paragraph 9(b) hereof. Alternative SARs shall be subject to paragraph 9(c) hereof. Independent SARs shall be subject to paragraph 9(d) hereof. Unless this Plan or the Award Notice provides otherwise, SARs shall entitle the recipient to receive a payment equal to the appreciation in the Fair Market Value of a stated number of shares of Common Stock from the award date to the date of exercise. Once a SAR has been issued, the Committee shall not reprice the SAR by changing the initial Fair Market Value from which the payment is calculated except for adjustments appropriate to reflect a Common Stock dividend, stock split, reverse stock-split or other combination pursuant to Section 18(a). In the case of SARs granted in combination with, or in the alternative to, stock options, the appreciation in value is from the option price of such related stock option to the Fair Market Value on the date of exercise of such SARs. Unless this Plan or the Award Notice provides otherwise, SARs granted in conjunction with stock options shall be Combination SARs, and all SARs shall be exercisable between one year and ten years and one day after the date of their award.

         (b) Terms and Conditions of Combination SARs. Both the stock options granted in conjunction with Combination SARs and the Combination SARs may be exercised. Combination SARs shall be exercisable only to the extent the related stock option is exercisable, and the base from which the value of the Combination SARs is measured at its exercise shall be the option price of the related stock option. Combination SARs may be exercised either together with the related stock option or separately. If a Participant exercises a Combination SAR or related stock option, but not both, the other shall remain outstanding and shall remain exercisable during the entire exercise period.

         (c) Terms and Conditions of Alternative SARs. Either the stock options granted in the alternative to Alternative SARs or the Alternative SARs may be exercised, but not both. Alternative SARs shall be exercisable only to the extent that the related stock option is exercisable, and the base from which the value of the Alternative SARs is measured at its exercise shall be the option price of the related stock option. If related stock options are exercised as to some or all of the shares covered by the Award, the related Alternative SARs shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of Alternative SARs as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof.

         (d) Terms and Conditions of Independent SARs. Independent SARs shall be exercisable in whole or in such installments and at such time as may be determined by the Committee. The base price from which the value of an Independent SAR is measured shall also be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value of the Common Stock on the date of the grant of the Independent SAR.

         (e) Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

10.  Restricted Stock

         (a) Grants. Awards may be granted in the form of Restricted Stock. Shares of Restricted Stock shall be awarded in such amounts and at such times during the term of the Plan as the Committee shall determine.

         (b) Award Restrictions. Restricted Stock shall be subject to such terms and conditions as the Committee deems appropriate, including restrictions on transferability and continued employment. No more than 50,000 restricted shares may be issued in a single fiscal year. The Committee may modify or accelerate the delivery of shares of Restricted Stock under such circumstances as it deems appropriate.

         (c) Rights as Stockholders. During the period in which any shares of Restricted Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom shares of Restricted Stock have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

         (d) Evidence of Award. Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

11.  Performance Units

         (a) Grants. Awards may be granted in the form of performance units. Performance units shall refer to the Units valued by reference to designated criteria established by the Committee, other than Units which are expressed in terms of Common Stock.

         (b) Performance or Service Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance and/or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

12.  Performance Shares

         (a) Grants. Awards may be granted in the form of performance shares. Performance shares shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock, including shares of phantom stock.

         (b) Performance or Service Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

13.  Payment of Awards

         At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine.

14.  Dividends and Dividend Equivalents

         If an Award is granted in the form of Restricted Stock, stock options, or performance shares, or in the form of any other stock-based grant, the Committee may, at any time up to the time of payment, include as part of an Award an entitlement to receive dividends or dividend equivalents, subject to such terms and conditions as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

15.  Deferral of Awards

         At the  discretion  of the  Committee,  the  receipt of the  payment of shares of Restricted Stock, performance shares, performance units, dividends, dividend equivalents, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to such time payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock.

16.  Termination of Employment

         (a) General Rule. Subject to paragraph 20, if a Participant's employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned or unpaid Awards shall be cancelled or forfeited as the case may be, unless otherwise provided in this paragraph or in the Participant's Award Notice. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason.

         (b) Incentive Stock Options. Unless the Award Notice provides otherwise, any incentive stock option which has not theretofore expired, shall terminate upon termination of the Participant's employment with the Company whether by death or otherwise, and no shares of Common Stock may thereafter be purchased pursuant to such incentive stock option, except that:

                  (i) Upon termination of employment (other than by death), a Participant may, within three months after the date of termination of employment, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of termination of employment.

                  (ii) Upon the death of any Participant while employed with the Company or within the three-month period referred to in paragraph 16(b)(i) above, the Participant's estate or the person to whom the Participant's rights under the incentive stock option are transferred by will or the laws of descent and distribution may, within one year after the date of the Participant's death, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of death.

         Notwithstanding anything in this paragraph 16(b) to the contrary, the Committee may at any time within the three-month period after the date of termination of a Participant's employment, with the consent of the Participant, the Participant's estate or the person to whom the Participant's rights under the incentive stock options are transferred by will or the laws of descent and distribution, extend the period for exercise of the Participant's incentive stock options to any date not later than the date on which such incentive stock options would have otherwise expired absent such termination of employment. Nothing in this paragraph 16(b) shall authorize the exercise of an incentive stock option after the expiration of the exercise period therein provided, nor later than ten years after the date of grant.

         (c) Non-Qualified Stock Options. Unless the Award Notice provides otherwise, any nonqualified stock option which has not theretofore expired shall terminate upon termination of the Participant's employment with the Company, and no shares of Common Stock may thereafter be purchased pursuant to such non-qualified stock option, except that:

                  (i) Upon termination of employment for any reason other than death, discharge by the Company for cause, or voluntary resignation of the Participant prior to age 60, a Participant may, within five years after the date of termination of employment, or any such greater period of time as the Committee, in its sole discretion, deems appropriate, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of termination of employment or subsequently becomes eligible to exercise pursuant to paragraph 8(b) above.

                  (ii) Upon the death of a Participant while employed with the Company or within the period referred to in paragraph 16(c)(i) above, the Participant's estate or the person to whom the Participant's rights under the non-qualified stock option are transferred by will or the laws of descent and distribution may, within five years after the date of the Participant's death while employed, or within the period referred to in paragraph 16(c)(i) above, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of death.

         Nothing in this paragraph 16(c) shall authorize the exercise of a non-qualified stock option later than the exercise period set forth in the Award Notice.

17.  Nonassignability

         No Award under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), assignment, pledge, or encumbrance, except that, unless the Committee specifies otherwise, all awards of non-qualified stock options or SARs shall be transferable without consideration, subject to all the terms and conditions to which such non-qualified stock options or SARs are otherwise subject, to (i) members of a Participant's immediate family as defined in Rule 16a-1 promulgated under the Exchange Act, or any successor rule or regulation, (ii) trusts for the exclusive benefit of the Participant or such immediate family members or (iii) entities which are wholly-owned by the Participant or such immediate family members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as provided in the next sentence, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Section 16(c) hereof shall continue to be applied with reference to the original Participant and following the termination of employment of the original Participant, the options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 16(c), that the original Participant could have exercised such option. Except as expressly permitted by this paragraph, an Award shall be exercisable during the Participant's lifetime only by him.

18. Adjustment of Shares Available

         (a) Changes in Stock. In the event of changes in the Common Stock by reason of a Common Stock dividend, stock split, reverse stock-split or other combination, appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, the number of shares with respect to which Awards may be granted to any Participant in any fiscal year, and the number of shares, SARs, performance shares, Common Stock units and other stock-based interests subject to outstanding Awards, without, in the case of stock options, causing a change in the aggregate purchase price to be paid therefor. Such proper adjustment as may be deemed equitable may be made by the Committee in its discretion to give effect to any other change affecting the Common Stock.

         (b) Changes in Capitalization. In case of a merger or consolidation of the Company with another corporation, a reorganization of the Company, a reclassification of the Common Stock of the Company, a spinoff of a significant asset, or other changes in the capitalization of the Company, appropriate provision shall be made for the protection and continuation of any outstanding Awards by either (i) the substitution, on an equitable basis, of appropriate stock or other securities or other consideration to which holders of Common Stock of the Company will be entitled pursuant to such transaction or succession of transactions, or (ii) by appropriate adjustment in the number of shares issuable pursuant to the Plan, the number of shares covered by outstanding Awards, the option price of outstanding stock options, the exercise price of outstanding SARs, the performance or service criteria or performance period of outstanding performance units, and the performance or service criteria or performance period of outstanding performance shares, as deemed appropriate by the Committee.

19.  Withholding Taxes

         The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to it such tax prior to and as a condition of the making of such payment. Subject to the administrative guidelines established by the Committee, a Participant may pay the amount of taxes required by law to be withheld from an Award, in whole or in part, by requesting that the Company withhold from any payment of Common Stock due as a result of such Award, or by delivering to the Company, shares of Common Stock having a Fair Market Value less than or equal to the amount of such required withholding taxes.

20.  Noncompetition Provision

         Notwithstanding anything contained in this Plan to the contrary, unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Committee is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the deferral of any Award, dividend, or dividend equivalent under paragraph 15 hereof on a Participant's compliance with the terms of this paragraph 20, and cause such a Participant to forfeit any payment which is so deferred if the Participant fails to comply with the terms hereof.

21.  Amendments to Awards

         The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

22.  Regulatory Approvals and Listings

         Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Awards resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

23.  No Right to Continued Employment or Grants

         Participation in the Plan shall not give any Participant any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Participant at any time. Further, the adoption of this Plan shall not be deemed to give any person any right to be selected as a Participant or to be granted an Award.

24.  Amendment

         The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, provided however, that any such amendment may be subject to stockholder approval (i) at the discretion of the Board and (ii) to the extent that shareholder approval may be required by law, including, but not limited to, the requirements of Rule 16b-3 under the Exchange Act, or any successor rule or regulation.

25.  Change in Control and Change in Ownership

         (a) Background. All Participants shall be eligible for the treatment afforded by this paragraph 25 if there is a Change in Ownership or if their employment terminates within two years following a Change in Control, unless the termination is due to (i) death; (ii) disability entitling the Participant to benefits under his employer's long-term disability plan; (iii) Cause; (iv) resignation by the Participant other than for Good Reason; or (v) retirement entitling the Participant to benefits under his employer's retirement plan.

         (b) Vesting and Lapse of Restrictions. If a Participant is eligible for treatment under this paragraph 25, (i) all of the terms and conditions in effect on any unexercised, unearned, unpaid or deferred Awards shall immediately lapse as of the Acceleration Date; (ii) no other terms or conditions shall be imposed upon any Awards on or after such date, and in no event shall any Award be forfeited on or after such date; and (iii) all of his unexercised, unvested, unearned and/or unpaid Awards or any other outstanding Awards shall automatically become one hundred percent (100%) vested immediately upon such date.

         (c) Dividends and Dividend Equivalents. If a Participant is eligible for treatment under this paragraph 25, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this paragraph 25 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited. For example, if upon a Change in Ownership, an Award under this paragraph 25 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

         (d) Treatment of Performance Units and Performance Shares. If a Participant holding either performance units or performance shares is eligible for treatment under this paragraph 25, the provisions of this paragraph (d) shall determine the manner in which such performance units and/or performance shares shall be paid to him. For purposes of making such payment, each "current performance period" (defined to mean a performance period or term of a performance unit or performance share which period or term has commenced but not yet ended), shall be treated as terminating upon the Acceleration Date, and for each such "current performance period" and each "completed performance period" (defined to mean a performance period or term of a performance unit or performance share which has ended but for which the Committee has not, on the Acceleration Date, made a determination as to whether and to what degree the performance or service objectives for such period have been attained), it shall be assumed that the performance or service objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. If the Participant is participating in one or more "current performance periods," he shall be considered to have earned and, therefore, to be entitled to receive, a prorated portion of the Awards previously granted to him for each such performance period. Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of whole and partial years (with each partial year being treated as a whole year) that have elapsed since the beginning of the performance period, and the denominator of which is the total number of years in such performance period. A Participant in one or more "completed performance periods" shall be considered to have earned and, therefore, be entitled to receive all the performance shares and performance units previously granted to him during each performance period.

         (e) Valuation of Awards. If a Participant is eligible for treatment under this paragraph 25, his Awards (including those earned as a result of the application of paragraph 25(d) above) shall be valued and cashed out on the basis of the Change in Control Price.

         (f) Payment of Awards. If a Participant is eligible for treatment under this paragraph 25, whether or not he is still employed by the Company or a Subsidiary, he shall be paid, in a single lump sum cash payment, as soon as practicable but in no event later than 90 days after the Acceleration Date, for all outstanding Units of Common Stock, Independent and Combination SARs, stock options (including incentive stock options), performance units (including those earned as a result of the application of paragraph 25(d) above), and performance shares (including those earned as a result of paragraph 25(d) above), and all other outstanding Awards, including those granted by the Committee pursuant to its authority under paragraph 3(h) hereof.

         (g) Deferred Awards. If a Participant is eligible for treatment under this paragraph 25, all deferred Awards for which payment has not been received as of the Acceleration Date shall be paid in a single lump sum cash payment as soon as practicable, but in no event later than 90 days after such date. For purposes of making such payment, the value of all Awards which are stock-based shall be determined by the Change in Control Price.

         (h)  Miscellaneous.  Upon a Change in Control or a Change in Ownership,
(i) the provisions of paragraphs 16, 20 and 21 hereof shall become null and void and of no force and effect insofar as they apply to a Participant who has been terminated under the conditions described in (a) above; and (ii) no action shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change in Control or Change in Ownership or to which he may become entitled as a result of such Change in Control or Change in Ownership.

         (i) Legal Fees. The Company shall pay all legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right he may be entitled to under the Plan after a Change in Control or Change in Ownership; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

26.  No Right, Title or Interest in Company Assets

         No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name, and, in the case of Restricted Stock, stock options, performance shares or any other stock-based grant, such rights are granted to the Participant under paragraph 10(c) hereof. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.